UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2008

ENVIRONMENTAL POWER CORPORATION

(Exact name of company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, 6th Floor, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 –	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The following disclosure is made pursuant to Item 5.02(e) of Form 8-K:

On June 3, 2008, the Compensation Committee of the Board of Directors (the “Committee”) of Environmental Power Corporation (the “Company”), approved the following compensation arrangements with its executive officers:

Changes to Base Salaries

The Committee approved the following changes to base salaries for the following executive officers, retroactive to May 1, 2008:

Name and Title	Old Base Salary	New Base Salary
Richard E. Kessel President and Chief Executive Officer	$300,000	$318,800

Michael E. Thomas Senior Vice President, Chief Financial Officer and Treasurer	$220,000	$227,700

Dennis Haines Vice President, General Counsel and Secretary	$210,000	$221,000

Option Grants

The Committee approved the following options grants under the Company’s 2006 Equity Incentive Plan, each of which has an exercise price of $5.52 per share, the closing price of the Company’s common stock as reported on The NASDAQ Capital Market on the date of grant, which the Committee determined to be the fair market value of a share of the Company’s common stock:

Name	Number of Shares	Vesting
Richard E. Kessel	150,000	- 75,000 shares vested immediately - 75,000 shares vesting on December 31, 2008

Dennis Haines	25,000	Vested immediately

Awards Under Long-term Incentive Plan

The Committee approved combined awards of stock appreciation rights and restricted stock to the Company’s executive officers. Pursuant to the guidelines set forth in the Company’s 2008 Long-Term Incentive Plan, in the case of Mr. Kessel the award reflects a value of 65% of his salary in order to assure maximum alignment with shareholder interests. The stock appreciation rights were awarded under the Company’s 2006 Equity Incentive Plan, each of which has an exercise price of $5.52 per share, the closing price of the Company’s common stock as reported on The NASDAQ Capital Market on the date of grant, which the Committee determined to be the fair market value of a share of the Company’s common stock. The Committee also made restricted stock awards under the Company’s 2006 Equity Incentive Plan, at a purchase price of $0.01 per share. The Committee chose a vesting-schedule of 50% per year over a two-year period, commencing as of May 1, 2008, for both the stock appreciation rights and the restricted stock awards:

Name	Number of Shares Subject to SARs	Number of Restricted Shares	Vesting
Richard E. Kessel	33,278	16,500	50% on May 1, 2009; balance on May 1, 2010

Michael E. Thomas	11,665	5,000	Same

Dennis Haines	11,089	5,000	Same

The form of restricted stock agreement that we will enter into with our executive officers is filed as Exhibit 99.1 to this Current Report on Form 8-K, and we refer you to such exhibit for the complete terms of the agreement. The complete terms of the form of restricted stock agreement are incorporated herein by reference.

The following disclosure is made pursuant to Item 5.02(f) of Form 8-K:

On June 3, 2008, the Committee approved a cash bonus to Richard E. Kessel, the Company’s President and Chief Executive Officer, in the amount of $100,000 in respect of Mr. Kessel’s performance in 2007 (the “2007 Bonus”).

As the Committee did not take the above actions until after the filing of the Company’s definitive proxy materials on Schedule 14A for its 2008 Annual Meeting of Stockholders with the Securities and Exchange Commission on April 29, 2008 (the “Proxy Materials”), information regarding Mr. Kessel’s bonus was omitted from the Summary Compensation Table included in the Proxy Materials, in reliance on Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K. The following Summary Compensation Table, taken from the Proxy Materials, is updated to reflect the 2007 Bonus:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
Richard E. Kessel	2007	$300,000	$100,000	—	$917,374	—	—	$38,909	$1,356,283
President and Chief Executive Officer and President of Microgy, Inc.	2006	137,500	—	—	578,423	—	—	6,319	722,242

Michael E. Thomas(7)	2007	134,680	$15,500	—	106,559	—	—	17,295	274,034
Senior Vice President, Chief Financial Officer and Treasurer	2006	—	—	—	—	—	—	—	—

Dennis Haines	2007	210,000	22,000	—	91,699	—	—	20,532	344,231
Vice President, General Counsel and Secretary	2006	43,750	—	—	20,058	—	—	3,661	67,469

John F. O’Neill	2007	83,330	—	—	297,006	—	—	133,521	513,857
Former Chief Financial Officer and Treasurer	2006	200,000	—	—	167,066	—	—	31,401	398,467

(1)	We did not pay any bonuses in 2006. In March 2008, Messrs. Thomas and Haines were paid the bonuses reflected above in respect of their services in 2007. In June 2008, Mr. Kessel was paid the bonus reflected above in respect of his services in 2007.
(2)	We did not make any awards of stock in 2006 or 2007.
(3)	The amounts in the “Option Awards” column reflect the dollar amounts recognized as compensation expense for financial statement reporting purposes for stock options or stock appreciation rights for the fiscal years ended December 31, 2007 and December 31, 2006 in accordance with SFAS 123(R), using a Black-Scholes option-pricing model employing certain variables and related assumptions, including stock price volatility. The amounts shown in this column are, therefore, projections that do not necessarily reflect the actual cash compensation to be received by the option holder upon exercise of the option. The assumptions we used to calculate these amounts are discussed in Note J to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007. Please see the table below under the heading “Outstanding Equity Awards at Fiscal Year-End” for further detail regarding the option awards underlying these amounts, including the exercise price and the number of shares subject to such options.

(4)	We did not pay any non-equity incentive plan compensation in 2006 or 2007.
(5)	We no longer maintain a pension plan, nor did we maintain any nonqualified deferred compensation plans in 2006 or 2007.
(6)	The amounts in the “All Other Compensation” column represent the following amounts for the following individuals:

Richard E. Kessel	2007:	Automobile expense reimbursement: $13,500 (includes amounts to which Mr. Kessel was entitled in 2006 but which were paid in 2007); 401-K corporate matching contribution: $7,750 Medical insurance premiums: $9,627; Dental insurance premiums: $1,505 Life insurance premiums and stipend for life insurance: $6,527.
	2006:	Life insurance premium: $6,319. Mr. Kessel is entitled to (a) up to $750 a month in reimbursement for automobile lease payments*, (b) reimbursement for automobile insurance, and (c) coverage under our medical and dental insurance policies. Mr. Kessel did not take any of these benefits in 2006.

Michael E. Thomas	2007:	Automobile expense reimbursement: $5,625; 401-K corporate matching contribution: $5,500 Medical insurance premiums: $5,617; Dental insurance premiums: $553.

Dennis Haines	2007:	Automobile expense reimbursement: $9,750 (includes amounts to which Mr. Kessel was entitled in 2006 but which were paid in 2007); Medical insurance premiums: $4,643; Dental insurance premiums: $1,103 Life insurance premiums and stipend for life insurance: $5,036.
	2006:	Automobile expense reimbursement: $2,250; Medical insurance premiums: $774; Dental insurance premiums: $92; Life insurance premiums: $545.

John F. O’Neill	2007:	Automobile lease payments: $3,657; Medical insurance premiums: $7,354; Dental insurance premiums: $828 Life insurance premiums: $15; severance payments: $121,667.
	2006:	Automobile lease payments: $7,296; Automobile insurance premiums: $1,580; 401(k) match: $7,500; Medical insurance premiums: $13,075; Dental insurance premiums: $1,914; Life insurance premiums: $36.

(7)	Mr. Thomas commenced employment in May 2007. Accordingly, no information is provided for 2006.

*	Previously filed Summary Compensation Table incorrectly reported monthly reimbursement amount of $1,000.

ITEM 9.01 –	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Form of Restricted Stock Agreement granted under the Company’s 2005 Equity Incentive Plan or 2006 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Michael E. Thomas
Michael E. Thomas Senior Vice President, Chief Financial Officer and Treasurer

Dated: June 6, 2008